EXHIBIT 99-1
INVESTOR PRESENTATION OF THE BANC CORPORATION IN USE BEGINNING
FEBRUARY 27, 2006

(TBNC - Nasdaq National Market) February 2006 New

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; changes in the loan portfolio and the deposit base of The Banc Corporation; and changes due to natural disasters, such as hurricanes. The Banc Corporation disclaims any intent or obligation to update "forward looking statements." 2

Company Profile Transaction Summary Strategic Assessment Shareholder Value Era TBNC v. SUFI Comparison Maximizing Shareholder Value The "New" Banc Corporation 3

$1.4 billion commercial bank Created by 9 bank acquisitions 26 banking offices in Alabama & Florida 2nd largest independent, publicly-traded community bank headquartered in Alabama Full service / commercial and retail bank product offering Mediocre performance history Company Profile 4

New CEO and Senior Management Team named (6 new executives and 1 existing executive) Capital injection of $7.5 million Former CEO, COO, CFO & Legal Counsel employment contracts terminated / expensed approximately $9.5 million after tax Senior Management Team owns 10% fully diluted "New" Management Transaction Summary 5

Stan Bailey 35 years experience Superior & AmSouth Marvin Scott 35 years experience Superior & AmSouth Rick Gardner 15 years experience Superior & First Commercial George Hall 20 years experience Compass & Wachovia Duane Bickings 24 years experience Superior & Bank of America David Hiden 25 years experience Superior & Barnett Fox deFuniak 40 years experience Sterne Agee & AmSouth 194 years "New" Management Transaction Summary 6

Sizable operating platform Banking experience of personnel Economies of Northeast Alabama, Florida Plentiful capital for deployment In-market customer dislocation Considerable shareholder value potential The "New" Banc Corporation Strategic Assessment 7

SUPERIOR BANKING MORTGAGE INVESTMENTS MAXIMIZING SHAREHOLDER VALUE 8

SUPERIOR Short-term Initiatives Sold non-earning assets (art, antiques, plane, etc.) Reduced headcount 6% Eliminated all significant litigation Reduced wholesale funding 29% Re-engineered loan pipeline Reduced board size Redeemed preferred stock Invested in 26 "revenue" personnel Changed bank name & charter Restored regulatory & shareholder confidence Short-term Initiatives Status Done Done Done Done Done Done Done Done Done Done 9

SUPERIOR Five-Year Plan of Value Creation Focus on growth markets: NE Alabama, Florida Re-engineer balance sheet Seek strategic bank partners Build bank to $2-3 billion in total assets Achieve peer bank performance Five-Year Plan of Value Creation 10

SUPERIOR Market Assessment Northeast Alabama Economy tracks national indicators All industries in expansion mode Ranked Top 10 in Fortune 500 headquarters Presence of large regional/national banks 11

SUPERIOR Market Assessment Florida Economy exceeds national indicators Affluent, high population growth Strong tourism, second home, retirement industries #1 market share in St. Joe Company development 12

SUPERIOR Balance Sheet Re-Engineering Funding Mix Focus on core deposit growth Reduce wholesale funding Expand franchise Solicit Wachovia/Regions/AmSouth/Compass customers 2004 2009 2005 13

SUPERIOR Balance Sheet Re-Engineering Loan Mix / Quality Remix loan portfolio to 1/3 commercial, 1/3 commercial real estate, 1/3 consumer Focus on relationships (loans, deposits, cash management) Reduce NPA's from 0.91% to 0.50% 2004 2009 Balance Sheet Re-Engineering 2005 14

SUPERIOR Fee Income Growth Expand deposit account fees Expand mortgage originations Introduce investment / insurance products Obtain peer bank fee income contribution 0.70% v. peer 1.2% of average assets Fee Income Growth 15

SUPERIOR 2006 Planning Initiatives Grow deposits & loans 12-14% Grow fee income 15% Hold expenses flat Change corporation name & symbol Open 3 de novo branches Announce and close one bank acquisition 16

SUPERIOR Expansion Plans: Future De Novo Branching Offices: Current New Total Huntsville MSA 3 3 6 Birmingham MSA 3 6 9 South AL area 6 0 6 Tallahassee MSA 1* 3 3 Panama City MSA 1* 1 1 Marianna, FL 0 1 1 *Denotes Current Loan Production Offices 17

SUPERIOR Capital Management Thrift Charter Acquisition leverage Stock buyback Dividends Capital Management 18

SUPERIOR Mergers & Acqisitions A. Personnel Talent B. Banks & Thrifts Mergers & Acquisitions 19

SUPERIOR Personnel Talent Acquisitions 35 Professional Hires By pedigree: AmSouth 44% SouthTrust 23 Colonial 9 AL National 6 Compass 6 Regions 3 Other 9 100% Personnel Talent Acquisitions By skill: Revenue Producers 73% Administrative 12 Executive 9 Technology 6 100% 35 Professional Hires 20

SUPERIOR Bank & Thrift Acquistion N.E. Alabama or Florida Low-cost deposit-gathering banks Excess capital No credit, interest risk problems Accretive earnings Bank & Thrift Acquisitions 21

SUPERIOR Shareholder Value Maximized Superior Financial Corp. - SUFI SUFI 1998 * SUFI 2002 Assets $1.1 Billion $1.8 Billion Loans Mix: Mortgage Commercial Consumer 60% 5% 35% 35% 30% 35% Deposit Mix: Transaction CD's < $100,000 Jumbo's 40% 55% 5% 50% 36% 14% EPS $0.66 $1.80 Stock Price $10 $23.75 IRR - 20% ROA 0.64% 1.21% Superior Financial Corp. - SUFI Shareholder Value Maximized 22

Superior Shareholder Value Maximized Superior Financial Corp. - SUFI (1999-2003) $23.75 +147% Shareholder Value Maximized 23

Superior Maximizing Shareholder Value The Bank Corp. -TBNC $11.41 +37% Maximizing Shareholder Value The Banc Corp. - TBNC (Jan. - Dec. 2005) 2 24

Superior Maximizing Shareholder Value Superior management Superior markets Superior plan Superior shareholder value 25

SUPERIOR BANKING MORTGAGE INVESTMENTS (effective mid-2006) NASDAQ Symbol: SUPR 2 26